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                                                                   EXHIBIT 10.26

                             MASTER LEASE AGREEMENT


         This Master Lease Agreement (the "Lease") dated March 11, 1998 is between Ronald Demer, an individual, with offices at 121 Talleyrand Drive, Wilmington DE 19810-3947, (the "Lessor"), and Alloy Designs, Inc., a Delaware Corporation at 115 West 30th Street, New York, NY 10001 (the "Lessee"). The parties hereto agree as follows:

         1. LEASE. This Lease establishes the general terms and conditions by which Lessor may lease to Lessee the Equipment (the "Equipment") listed on each Equipment Schedule executed periodically pursuant to this Lease. Each such Equipment Schedule shall incorporate by reference the terms of this Lease, and shall be a separate Lease agreement as to the Equipment listed thereon for all purposes, including default. If the provisions of an Equipment Schedule conflict with the provisions of this Lease, the provisions of such Equipment Schedule shall prevail. lessor shall not be obligated to fund more than $250,000 for the Equipment, to fund after June 30, 1998, or to fund after any material adverse change in lessee's condition.

         2. TERM. All Equipment shall have an Initial Lease Term of 30 full calendar months plus any partial first calendar month.

         3. RENT. Lessee agrees to pay Lessor rent monthly in advance for the full Initial Lease Term in the amount shown on the Equipment Schedule, beginning the date the Lessor pays for the Equipment, and pro-rated for any partial first calendar month. Lessor shall not be required to invoice Lessee for monthly rental payments. lessee will reimburse Lessor for any transportation expenses incurred by Lessor for delivery of the Equipment to Lessee. If all or any part of a payment is late, Lessor may charge Lessee a late fee of 10% of the amount that is late.

         4. SECURITY DEPOSIT. To secure Lessee's obligations to Lessor, Lessee will pay a security deposit equal to 4% of the Equipment's cost with the first rental payment for each schedule of Equipment. The deposit shall be returned to lessee only if Lessee elects to purchase all of the Equipment at the end of the initial lease term, or to extend the Lease through month 35, provided all other obligations of Lessee to Lessor have been satisfied. If Lessee elects to deliver all of the Equipment to the Lessor as each Schedule is completed, Lessor shall retain the deposit as compensation for administrative and remarketing expenses.

         5. DELIVERY. Lessee agrees that Lessor is not responsible for delivery or Installation of the Equipment. Lessee will not have any claim against Lessor if the manufacturer or supplier (collectively called "Vendor" in this lease) delays in delivery or Installation.

         6. SELECTION AND PURCHASE OF EQUIPMENT. Lessee understands and agrees that:

                  (A) Lessor DID NOT SELECT, MANUFACTURE, SUPPLY OR INSPECT THE EQUIPMENT AND HAS NO EXPERTISE REGARDING THE EQUIPMENT.


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                  (B)      Lessee SELECTED THE VENDOR AND THE EQUIPMENT BASED ON
                           Lessee's OWN JUDGEMENT.

                  (C) Lessor is BUYING THE EQUIPMENT AT Lessee's REQUEST ONLY FOR THE PURPOSE OF LEASING IT TO Lessee.

         7.       LESSEE UNDERSTANDS AND AGREES THAT:

                  (A) THE LEASE CANNOT BE CANCELLED BY lessee AT ANY TIME FOR ANY REASON except as noted in Section 22.

                  (B) Lessee's DUTY TO MAKE THE PAYMENTS IS UNCONDITIONAL DESPITE EQUIPMENT FAILURE, DAMAGE, LOSS OR ANY OTHER PROBLEM.

                  (C) Lessor IS LEASING THE EQUIPMENT TO LESSEE "AS IS" AND Lessor HAS MADE NO REPRESENTATION, GUARANTEE OF WARRANTY, EXPRESS OR IMPLIED (INCLUDING ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE) REGARDING THE EQUIPMENT. Lessor DISCLAIMS ALL SUCH WARRANTIES OR GUARANTEES OF ANY KIND. Lessor agrees to transfer to Lessee all warranties IF ANY made by the Vendor to Lessor.

                  (D) Lessor WILL NOT BE LIABLE FOR ANY LOSS OR INJURY TO Lessee OR ANY OTHER PERSON OR PROPERTY (including lost profits and consequential, incidental or special damages) CAUSED BY THE EQUIPMENT OR ITS FAILURE TO OPERATE.

                  (E)      lessee WAIVES ANY RIGHTS WHICH WOULD ALLOW LESSEE TO:
                           (1) cancel or repudiate the Lease; (2) reject or revoke acceptance of the Equipment; (3) grant a security interest in the Equipment; (4) seek specific performance against Lessor.

                  (F) Lessee UNDERSTANDS THAT Lessor AND THE VENDOR ARE TWO SEPARATE AND INDEPENDENT COMPANIES, AND THAT NEITHER THE VENDOR NOR ANY OTHER PERSON IS Lessor's AGENT. Lessee AGREES THAT NO REPRESENTATION, GUARANTEE OR WARRANTY BY THE VENDOR OR OTHER PERSON IS BINDING ON Lessor, AND NO BREACH BY THE VENDOR OR OTHER PERSON WILL EXCUSE Lessee's OBLIGATIONS TO Lessor.

                  (G) IF THE EQUIPMENT DOES NOT WORK AS REPRESENTED BY THE VENDOR, OR IF THE VENDOR OR ANY OTHER PERSON FAILS TO PROVIDE ANDY SERVICE, OR IF THE EQUIPMENT IS




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                           UNSATISFACTORY FOR ANY OTHER REASON, Lessee WILL MAKE
                           ANY SUCH CLAIM SOLELY AGAINST THE VENDOR OR OTHER PERSON AND WILL MAKE NO CLAIM AGAINST Lessor.

         8. REPAIRS AND SERVICE. Lessee understands that Lessor is not responsible for repairs or service to the Equipment. Lessee will keep the Equipment in good condition and will service the Equipment as and when needed, ordinary wear and tear excepted. All replacement parts and additions will become Lessor's property.

         9. USE. Lessee CERTIFIES THAT THE EQUIPMENT WILL BE USED SOLELY FOR BUSINESS OR COMMERCIAL PURPOSES. Lessee will not make any alterations to the Equipment and will keep it in the possession of Lessee or Lessee's agent, OneSoft Corporation located at 7010 Little River Turnpike, Suite 410, _______ VA, Fairfax County at all times, except that Lessee may relocate the Equipment to other US locations with 30 days prior written notice to Lessor. Lessee's agent will execute a waiver acceptable to Lessor permitting Lessor to take possession of the Equipment in the event of default hereunder.

         10. LOSS; DAMAGE; INSURANCE. Lessee agrees to assume the risk of loss of the Equipment until it is delivered to Lessor. Lessee will keep the Equipment insured against all risks of loss in an amount not less than the replacement cost, and will list Lessor as the loss payee and additional Insured. The replacement cost shall be at least an amount equal to the remaining payments and 20% residual value discounted at 6% per annum. Lessee will also carry public liability Insurance listing Lessor as additional insured. Lessee agrees to provide Lessor with satisfactory written evidence of all such Insurance. Lessee AGREES THAT IF Lessee FAILS TO OBTAIN SUCH INSURANCE, Lessor MAY (BUT IS NOT OBLIGATED TO) OBTAIN IT AND CHARGE Lessee A FEE at the rate of 0.25% per month of Lessor's original cost of the Equipment until Lessee provides adequate proof of insurance; however, Lessee agrees Lessee has no right to any insurance benefits from Lessor, Lessee is still liable for all losses, and such risk charge is not a substitute for the insurance requirements under this Lease. Lessee HEREBY GIVES Lessor POWER OF ATTORNEY TO APPLY FOR INSURANCE BENEFITS AND TO ENDORSE CHECKS RECEIVED IN PAYMENT if Lessee fails to perform its obligations hereunder.

         11. TAXES AND OTHER FEES. Lessee agrees this is a "net" Lease and agrees to pay Lessor upon demand for all taxes (including sales, use, personal property, customs, duty, and other taxes) and other fees of any kind which may be charged regarding the leasing, use or ownership of the Equipment. Lessee will pay any personal property taxes directly to the appropriate jurisdictions.

         12. INDEMNITY. Lessee agrees to defend Lessor against and indemnify (reimburse) Lessor for all claims, liabilities, costs and legal fees arising out of Lessee's leasing, use or possession of the Equipment pursuant to this Lease, including claims for property damage or injury to persons. This promise will continue after the end of the Lease Term. Excluded from the foregoing indemnity are any claims caused by Lessor's negligence.




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         13.      TITLE. Lessee understands that Lessor will have sole title to the Equipment during the entire Lease Term, and Lessee agrees this is a "true Lease" and not one intended as security for purpose of Section 1-201 (37) of the Uniform Commercial Code. Lessee HEREBY GIVES Lessor POWER OF ATTORNEY TO SIGN AND FILE FINANCING STATEMENTS, AND Lessee AGREES TO PAY Lessor's FILING FEES. If this Lease is ever determined to be other than a true Lease, Lessee hereby grants to Lessor a security interest in the Equipment and agrees that the financing statements will create a perfected security interest in Lessor's favor. The Equipment is considered personal property, and Lessee will not permit it to become a fixture to real estate. Lessee will not allow any liens or encumbrances to be placed on the Equipment.

         14. DEFAULT. Lessee agrees that Lessor may declare Lessee in default if Lessee

                           (a) fails to make any payment for a period of 10 days after the due date;

                           (b) does not comply with any other term of this Lease or any other agreement Lessee has with Lessor within 10 days following written notice;

                           (c) any action is brought against Lessee causing the Equipment to be taken or encumbered;

                           (d) becomes insolvent, makes or consents to an assignment for the benefit of creditors, files or has filed against Lessee a bankruptcy, sells all or substantially all of Lessee's assets, makes or consents to the appointment of a receiver of trustee, or goes out of business. If any of these defaults occurs, Lessee agrees that Lessor may take one or both of the following actions, in addition to other actions available under law:

                  (A)      Lessor may terminate the Lease and or sue for:

                           (1) past due rent and all future rent to become due during the unexpired term,

                           (2) the residual value placed on the Equipment by Lessor at the commencement of the Lease (20% of its cost),

                           (3) all late fees and any other charges due and to become due, and

                           (4)      the costs listed in Section 15 below; AND

                  (B) Enter the Equipment site and repossess the Equipment or sue for a repossession court order. Following repossession:

                           (1) All of Lessee's rights to the Equipment will end;



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                           (2)      Lessor may remarket the Equipment without
                                    advance notice to Lessee; and

                           (3) Lessor may also sue for the amounts listed in Section "A" above without first remarketing the Equipment. Lessee agrees that Lessor is not required to repossess and remarket the Equipment, and Lessee waives any rights under any law that provide otherwise.

         15. RECOVERY COSTS. Lessee agrees to pay all of Lessor's actual and reasonable costs after a default, including: attorney's fees; costs of suit; Lessor's internal collection overhead; Lessor's internal repossession and remarketing overhead if an internal repossession is made or attempted; and all other reasonable out-of-pocket costs.

         16. END OF LEASE. At least 90 days before the end of the Initial Term, Lessee will elect a, b or c below.

                           (a) Purchase not less than all the Equipment at its then Fair Market Value which will be not less than 10% or more than 20% of its initial cost, plus any taxes applicable at the time of purchase. The purchase price shall be paid by Lessee to Lessor at least ten (10) days before the expiration of the Initial Term. If, on or before a date which is sixty (60) days prior to the expiration of the Initial Term, Lessor and Lessee are unable to agree upon a determination of the Fair Market Value of the Equipment, the Fair Market Value shall be conclusively established not less than thirty (30) days prior to the expiration of the initial Term by an independent appraiser acceptable to both Lessee and Lessor. The cost of such appraiser shall be equally shared by Lessee and Lessor within ten (10) days after receipt of an invoice therefor; or

                           (b) Extend the Lease of all Equipment on all Schedules for 5 months after the end of the initial term at the same rent with title passing to Lessee via delivery of a Bill of Sale and release of Lessor's liens; or

                           (c) deliver not less than all the Equipment to Lessor in good order and repair, ordinary wear and tear excepted, to a United States location specified by Lessor prior to the end of the initial Lease term.

         17. ASSIGNMENT; SUBLEASE. No assignment or sublease to any entity, is permitted without the advance written consent of Lessor, not to be unreasonable withheld. Lessee's obligations hereunder shall remain in full force and effect in the event of any assignment or sublease.



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         18.      PLACE FOR SUIT. Lessee agrees that:

                           (1) THIS LEASE WILL BE GOVERNED BY THE LAWS OF Delaware;

                           (2) Lessee WAIVES TRIAL BY JURY AND CONSENTS TO PERSONAL JURISDICTION IN STATE AND FEDERAL COURTS IN Delaware;

                           (3) ANY LEGAL PAPERS FOR ANY LAW SUIT WILL BE PROPERLY SERVED IF MAILED BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, WITH DELIVERY TO EITHER Lessee OR Lessee's REGISTERED AGENT; and

                           (4)      ANY SUIT ARISING OUT OF THIS LEASE,
                                    REGARDLESS OF WHO FILES THE SUIT, MUST BE
                                    BROUGHT ONLY IN THE STATE OR FEDERAL COURTS
                                    IN Delaware, AND NOT ELSEWHERE, UNLESS
                                    Lessor AGREES IN WRITING OR ELECTS
                                    OTHERWISE.

         19.      LESSEE'S REPRESENTATIONS. Lessee represents to Lessor that

                           (1) Lessee has complete power and is properly authorized to enter into this Lease;

                           (2) The Lease is legal, valid, binding on Lessee, and enforceable against Lessee in accordance with its terms;

                           (3) all information supplied by Lessee or Lessee's agents to Lessor, including all financial information, is true, correct and complete.

         20. STOCK WARRANT. Lessor will receive a warrant to purchase 10,000 shares of Lessee's common stock at $3 per share per a separate agreement of even date.

         21. FACILITY FEE. Upon execution of this Lease, Lessee will pay Lessor a Facility Fee of $2,500.00. Half shall be retained by Lessor for Lessor's expenses incurred in closing this transaction; the remainder shall be refunded to Lessee as a rental credit against the first rental payment for each Schedule at the rate of $.50 for each $100 funded on the Schedule, with any balance retained by Lessor if the entire line is not funded.

         22. PREPAYMENT. Lessee may prepay all outstanding Schedules at the same time for an amount equal to the remaining payments and 20% residual value discounted at 6% per annum.

         23. NOTICES. During the entire term of this lease, Lessee shall provide Lessor with the same periodic financial reports Lessee provides to its investors. Any notice or other communication to be provided under this Lease, or by operation of law, shall be in writing and shall be mailed to the Lessor and/or Lessor at the addresses listed on the front page of this Lease.




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LESSOR: Ronald Demer
by _____________________________________       date: ___________________________


LESSEE: Alloy Designs, Inc.
by _____________________________________
its ____________________________________       date: ___________________________



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EQUIPMENT SCHEDULE NO. ___ ("EQUIPMENT SCHEDULE") TO MASTER LEASE AGREEMENT
DATED March 10, 1998 ("LEASE") BETWEEN Ronald Demer ("LESSOR") AND Alloy Designs, Inc. ("LESSEE")

(THERE WILL BE ONE EQUIPMENT SCHEDULE PER FUNDING AND LOCATION)


1. EQUIPMENT: Attach list showing Vendor name, address, manufacturer, model number, price and serial numbers.

2.       EQUIPMENT LOCATION: _______________________(enter complete location).

3. RENTAL COMMENCEMENT DATE shall be the date Lessor pays for the Equipment.

4. INITIAL TERM: 30 full calendar months plus any partial first calendar month.

5. MONTHLY RENTAL: 2% of Equipment Cost for months 1-12; 4% of Equipment Cost for months 13-30.

6.       SECURITY DEPOSIT: 4% of cost.

7.       END OF LEASE:

         (a) Purchase not less than all Equipment for a purchase price equal to the Fair Market Value thereof as of the end of the Initial Term, but not less than 10% or more than 20% of its initial cost, plus any taxes applicable at the time of purchase. The purchase price shall be paid by Lessee to Lessor at least ten days before the expiration of the Initial Term; or

         (b)      Extend the Lease for 5 months at 4% per month and take title;
or

         (c) Deliver not less than all the Equipment to Lessor in good order and repair.

8. LEASE AGREEMENT: All of the terms, covenants and conditions set forth in the Lease are incorporated herein by reference as if the same had been set forth herein in full.


LESSOR: Ronald Demer                        LESSEE: Alloy Designs, Inc.

By: _____________________________           By: ________________________________






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